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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to use in this Amendment No. 2 to Registration Statement No. 333-59972 of Bluegate Corporation on Form SB-2 of our report, dated March 28, 2001, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
September 14, 2001